THE RBB FUND, INC.

ARTICLES SUPPLEMENTARY

THE RBB FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has adopted resolutions classifying an aggregate additional 1,200,000,000 authorized but unclassified and unissued shares of common stock, par value $.001 per share (the “Common Stock”), of the Corporation as follows:

1. Class BBBB. An additional 400,000,000 of the authorized, unissued and unclassified shares Common Stock of the Corporation are hereby classified as Class BBBB shares of Common Stock representing interests in the Free Market U.S. Equity Fund.

2. Class CCCC. An additional 400,000,000 of the authorized, unissued and unclassified shares of Common Stock of the Corporation are hereby classified as Class CCCC shares of Common Stock representing interests in the Free Market International Equity Fund.

3. Class DDDD. An additional 400,000,000 of the authorized, unissued and unclassified shares of Common Stock of the Company are hereby classified as Class DDDD shares of Common Stock representing interests in the Free Market Fixed Income Fund.

SECOND: Each Class BBBB, Class CCCC, and Class DDDD share of Common Stock of the Corporation classified herein has the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as previously set forth in the charter of the Corporation with respect to Class BBBB, Class CCCC, and Class DDDD shares of Common Stock of the Corporation.

THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation. The aggregate number of authorized shares of stock of the Corporation is not changed by these Articles Supplementary.

FOURTH: Immediately after the classification of additional authorized, unissued and unclassified shares of Common Stock as Class BBBB, Class CCCC, and Class DDDD Common Stock:

(a)       the Corporation has the authority to issue 100,000,000,000 shares of its Common Stock, par value $.001 per share, and the aggregate par value of all the shares of all classes is $100,000,000; and

(b)       the number of authorized shares of each class of Common Stock is as follows, and the Corporation hereby confirms the classification and designation of the shares in the following classes and numbers:

Class A	-	100,000,000
Class B	-	100,000,000
Class C	-	100,000,000
Class D	-	100,000,000
Class E	-	500,000,000
Class F	-	500,000,000
Class G	-	500,000,000
Class H	-	500,000,000
Class I	-	1,500,000,000
Class J	-	500,000,000
Class K	-	500,000,000
Class L	-	1,500,000,000
Class M	-	500,000,000
Class N	-	500,000,000
Class O	-	500,000,000
Class P	-	100,000,000
Class Q	-	100,000,000
Class R	-	500,000,000
Class S	-	500,000,000
Class T	-	500,000,000
Class U	-	500,000,000
Class V	-	500,000,000
Class W	-	100,000,000
Class X	-	50,000,000
Class Y	-	50,000,000
Class Z	-	50,000,000

Class AA	-	50,000,000
Class BB	-	50,000,000
Class CC	-	50,000,000
Class DD	-	100,000,000
Class EE	-	100,000,000
Class FF	-	50,000,000
Class GG	-	50,000,000
Class HH	-	50,000,000
Class II	-	100,000,000
Class JJ	-	100,000,000
Class KK	-	100,000,000
Class LL	-	100,000,000
Class MM	-	100,000,000
Class NN	-	100,000,000
Class OO	-	100,000,000
Class PP	-	100,000,000
Class QQ	-	100,000,000

Class RR	-	100,000,000
Class SS	-	100,000,000
Class TT	-	100,000,000
Class UU	-	100,000,000
Class VV	-	100,000,000
Class WW	-	100,000,000
Class YY	-	100,000,000
Class ZZ	-	100,000,000

Class AAA	-	100,000,000
Class BBB	-	100,000,000
Class CCC	-	100,000,000
Class DDD	-	100,000,000
Class EEE	-	100,000,000
Class FFF	-	100,000,000
Class GGG	-	100,000,000
Class HHH	-	100,000,000
Class III	-	100,000,000
Class JJJ	-	100,000,000
Class KKK	-	100,000,000
Class LLL	-	100,000,000
Class MMM	-	100,000,000
Class NNN	-	100,000,000
Class OOO	-	100,000,000
Class PPP	-	100,000,000
Class QQQ	-	2,500,000,000
Class RRR	-	2,500,000,000
Class SSS	-	100,000,000
Class TTT	-	50,000,000
Class UUU	-	50,000,000
Class VVV	-	50,000,000
Class WWW	-	50,000,000
Class XXX	-	100,000,000
Class YYY	-	100,000,000
Class ZZZ	-	100,000,000

Class AAAA	-	50,000,000,000
Class BBBB	-	700,000,000
Class CCCC	-	700,000,000
Class DDDD	-	700,000,000
Class EEEE	-	100,000,000
Class FFFF	-	100,000,000
Class GGGG	-	100,000,000
Class HHHH	-	100,000,000
Class IIII	-	100,000,000
Class JJJJ	-	100,000,000
Class KKKK	-	100,000,000
Class LLLL	-	100,000,000

Class MMMM	-	100,000,000
Class NNNN	-	100,000,000
Class OOOO	-	100,000,000
Class PPPP	-	100,000,000
Class QQQQ	-	100,000,000
Class RRRR	-	100,000,000
Class SSSS	-	100,000,000
Class TTTT	-	100,000,000
Class UUUU	-	100,000,000
Class VVVV	-	100,000,000
Class WWWW	-	100,000,000
Class XXXX	-	100,000,000
Class YYYY	-	100,000,000
Class ZZZZ	-	100,000,000

Class AAAAA	-	100,000,000
Class BBBBB	-	750,000,000
Class CCCCC	-	100,000,000
Class DDDDD	-	100,000,000
Class EEEEE	-	100,000,000
Class FFFFF	-	100,000,000
Class GGGGG	-	100,000,000
Class HHHHH	-	100,000,000
Class IIIII	-	100,000,000
Class JJJJJ	-	100,000,000
Class KKKKK	-	300,000,000
Class LLLLL	-	100,000,000
Class MMMMM	-	100,000,000
Class NNNNN	-	100,000,000
Class OOOOO	-	100,000,000
Class PPPPP	-	100,000,000
Class QQQQQ	-	100,000,000
Class RRRRR	-	100,000,000
Class SSSSS	-	100,000,000
Class TTTTT	-	300,000,000
Class UUUUU	-	100,000,000
Class VVVVV	-	100,000,000
Class WWWWW	-	100,000,000
Class XXXXX	-	100,000,000
Class YYYYY	-	100,000,000
Class ZZZZZ	-	100,000,000

Class AAAAAA	-	100,000,000
Class BBBBBB	-	100,000,000
Class CCCCCC	-	100,000,000
Class DDDDDD	-	100,000,000
Class EEEEEE	-	100,000,000
Class FFFFFF	-	100,000,000

Class GGGGGG	-	100,000,000
Class HHHHHH	-	100,000,000
Class IIIIII	-	100,000,000
Class JJJJJJ	-	100,000,000
Class KKKKKK	-	100,000,000
Class LLLLLL	-	100,000,000
Class MMMMMM	-	100,000,000
Class NNNNNN	-	100,000,000
Class OOOOOO	-	100,000,000
Class PPPPPP	-	100,000,000
Class QQQQQQ	-	100,000,000
Class RRRRRR	-	100,000,000
Class SSSSSS	-	100,000,000
Class TTTTTT	-	100,000,000

Class Select	-	700,000,000
Class Beta 2	-	1,000,000
Class Beta 3	-	1,000,000
Class Beta 4	-	1,000,000
Class Principal Money	-	700,000,000
Class Gamma 2	-	1,000,000
Class Gamma 3	-	1,000,000
Class Gamma 4	-	1,000,000

Class Bear Stearns
Money	-	2,500,000,000
Class Bear Stearns
Municipal Money	-	1,500,000,000
Class Bear Stearns
Government Money	-	1,000,000,000

Class Delta 4	-	1,000,000
Class Epsilon 1	-	1,000,000
Class Epsilon 2	-	1,000,000
Class Epsilon 3	-	1,000,000
Class Epsilon 4	-	1,000,000
Class Zeta 1	-	1,000,000
Class Zeta 2	-	1,000,000
Class Zeta 3	-	1,000,000
Class Zeta 4	-	1,000,000
Class Eta 1	-	1,000,000
Class Eta 2	-	1,000,000
Class Eta 3	-	1,000,000
Class Eta 4	-	1,000,000
Class Theta 1	-	1,000,000
Class Theta 2	-	1,000,000
Class Theta 3	-	1,000,000
Class Theta 4	-	1,000,000

for a total of 86,623,000,000 shares classified into separate classes of Common Stock.

FIFTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on the 2nd day of February, 2018.

ATTEST:		THE RBB FUND, INC.

By:	/s/ James G. Shaw	By:	/s/ Salvatore Faia .
	James G. Shaw		Salvatore Faia
	Secretary		President